4. ACQUISITIONS AND PRO FORMA FINANCIAL INFORMATION (Details) (USD $)	6 Months Ended
Dec. 31, 2012
Acquisitions And Pro Forma Financial Information Details
Revenues	$ 1,074,612
Operating Expenses	1,601,513
Other Income	13,461
Loss from Continuing Operations	(513,440)
Loss from Discontinued Operations	87,314
Net Loss	$ (426,126)
Basic and Diluted Loss Per Share	$ 0.00
Weighted Average Shares Outstanding – Basic & Diluted	86,987,648